Fourth Quarter 2018

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Fourth Quarter 2018

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

In connection with our acquisition of Pramerica Zycie TUiR S.A., (which we have subsequently renamed Unum Zycie TUiR S.A. and refer to as Unum Poland) in the fourth quarter of 2018, we changed the name of our Unum UK segment to Unum International. The Unum International segment is now comprised of our Unum UK line of business and the newly acquired Unum Poland line of business. Unum Poland's results are included within the supplemental product line of the Unum International Segment. See "Appendix to Statistical Supplement" on page 16 for further information.

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Consolidated U.S. GAAP Results¹
Premium Income	$2,263.3	$2,158.4	$8,986.1	$8,597.1	$8,357.7

Adjusted Operating Revenue	$2,922.2	$2,827.8	$11,638.0	$11,246.5	$11,022.3
Net Realized Investment Gain (Loss)	(41.4)	11.4	(39.5)	40.3	24.2

Revenue	$2,880.8	$2,839.2	$11,598.5	$11,286.8	$11,046.5

Net Income	$249.1	$266.9	$523.4	$994.2	$931.4
Net Income Per Common Share:
Basic	$1.15	$1.19	$2.38	$4.39	$3.96
Assuming Dilution	$1.15	$1.19	$2.38	$4.37	$3.95

Assets			$61,875.6	$64,013.1	$61,941.5
Stockholders' Equity			$8,621.8	$9,574.9	$8,968.0

Adjusted Operating Return on Equity
Unum US	17.8%	16.8%	18.4%	15.9%	15.0%
Unum International	14.9%	15.5%	13.4%	15.2%	18.6%
Colonial Life	17.7%	15.4%	18.0%	16.2%	17.4%
Core Operating Segments	17.5%	16.3%	17.8%	15.9%	15.9%
Consolidated	13.0%	11.7%	13.2%	11.6%	11.2%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$215.2	$219.9	$959.8	$812.4	$884.6
Net Realized Investment Gain (Loss), After Tax	(15.5)	(7.5)	(6.8)	(5.0)	(29.5)

Net Income	$199.7	$212.4	$953.0	$807.4	$855.1

Capital and Surplus			$3,572.7	$3,448.3	$3,626.9

Weighted Average Risk-based Capital Ratio			~ 370%	~ 390%	~ 400%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2018		12/31/2017		12/31/2016
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$8,621.8	$40.19	$9,574.9	$43.02	$8,968.0	$39.02
Excluding:
Net Unrealized Gain (Loss) on Securities	(312.4)	(1.46)	607.8	2.73	440.6	1.92
Net Gain on Hedges	250.6	1.17	282.3	1.27	327.5	1.42
Subtotal	8,683.6	40.48	8,684.8	39.02	8,199.9	35.68
Excluding:
Foreign Currency Translation Adjustment	(305.2)	(1.42)	(254.5)	(1.15)	(354.0)	(1.54)
Subtotal	8,988.8	41.90	8,939.3	40.17	8,553.9	37.22
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(447.2)	(2.08)	(508.1)	(2.28)	(465.1)	(2.02)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,436.0	$43.98	$9,447.4	$42.45	$9,019.0	$39.24

Dividends Paid	$217.0	$0.98	$196.0	$0.86	$182.6	$0.77

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Shares Repurchased (millions)	4.3	1.9	8.7	8.2	11.9
Cost of Shares Repurchased (millions)(1)	$150.4	$100.1	$350.7	$400.4	$403.3
Price (UNM closing price on last trading day of period)			$29.38	$54.89	$43.93

Leverage Ratio			26.8%	26.1%	27.2%

Holding Company Cash and Marketable Securities			$602	$864	$594

(1) Includes commissions of $0.7 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017, and 2016, respectively, $0.5 million for the three months ended December 31, 2018, and $0.1 million for the three months ended December 31, 2017.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Negative	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Revenue
Premium Income	$2,263.3	$2,158.4	$8,986.1	$8,597.1	$8,357.7
Net Investment Income	608.6	619.8	2,453.7	2,451.7	2,459.0
Net Realized Investment Gain (Loss)	(41.4)	11.4	(39.5)	40.3	24.2
Other Income	50.3	49.6	198.2	197.7	205.6
Total Revenue	2,880.8	2,839.2	11,598.5	11,286.8	11,046.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,829.5	1,789.1	8,020.4	7,055.7	6,941.8
Commissions	275.8	266.9	1,108.4	1,060.8	1,026.7
Interest and Debt Expense - Non-recourse Debt	1.7	1.6	6.9	6.7	6.9
Interest and Debt Expense - All Other Debt	40.3	38.5	160.4	153.2	159.1
Deferral of Acquisition Costs	(166.2)	(157.9)	(668.0)	(628.0)	(592.4)
Amortization of Deferred Acquisition Costs	136.9	123.6	565.5	527.1	493.0
Other Expenses	453.1	432.1	1,777.1	1,707.3	1,663.7
Total Benefits and Expenses	2,571.1	2,493.9	10,970.7	9,882.8	9,698.8

Income Before Income Tax	309.7	345.3	627.8	1,404.0	1,347.7
Income Tax	60.6	78.4	104.4	409.8	416.3

Net Income	$249.1	$266.9	$523.4	$994.2	$931.4

Weighted Average Shares Outstanding
Basic	217.0	223.9	219.6	226.5	235.4
Assuming Dilution	217.4	224.8	220.1	227.3	236.0

Actual Number of Shares Outstanding			214.6	222.5	229.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	12/31/2016
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$147.3	$126.2	16.7%	$243.8	$240.8	$217.8
Group Short-term Disability	80.9	97.5	(17.0)	138.7	162.5	114.6
Group Life and AD&D	153.9	178.7	(13.9)	282.4	310.5	270.1
Subtotal	382.1	402.4	(5.0)	664.9	713.8	602.5
Supplemental and Voluntary
Individual Disability	20.3	17.7	14.7	77.2	67.9	65.1
Voluntary Benefits	54.1	50.8	6.5	303.1	292.5	261.7
Dental and Vision	33.1	24.8	33.5	69.4	54.8	14.5
Subtotal	107.5	93.3	15.2	449.7	415.2	341.3
Total Sales	$489.6	$495.7	(1.2)	$1,114.6	$1,129.0	$943.8

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$203.4	$204.8	(0.7)%	$395.1	$416.9	$378.1
Large Case Market	178.7	197.6	(9.6)	269.8	296.9	224.4
Subtotal	382.1	402.4	(5.0)	664.9	713.8	602.5
Supplemental and Voluntary	107.5	93.3	15.2	449.7	415.2	341.3
Total Sales	$489.6	$495.7	(1.2)	$1,114.6	$1,129.0	$943.8

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	12/31/2016
Sales by Product
Group Long-term Disability	$12.2	$15.6	(21.8)%	$44.7	$47.1	$50.2
Group Life	5.7	6.7	(14.9)	21.5	24.4	23.8
Supplemental	6.8	2.2	209.1	20.8	14.4	10.5
Total Sales	$24.7	$24.5	0.8	$87.0	$85.9	$84.5

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$10.3	$8.8	17.0%	$36.6	$30.4	$42.0
Large Case Market	7.6	13.5	(43.7)	29.6	41.1	32.0
Subtotal	17.9	22.3	(19.7)	66.2	71.5	74.0
Supplemental	6.8	2.2	N.M.	20.8	14.4	10.5
Total Sales	$24.7	$24.5	0.8	$87.0	$85.9	$84.5

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£9.5	£11.7	(18.8)%	£33.5	£36.6	£37.2
Group Life	4.5	5.0	(10.0)	16.2	18.9	17.8
Supplemental	2.6	1.7	52.9	12.8	11.3	7.7
Total Sales	£16.6	£18.4	(9.8)	£62.5	£66.8	£62.7

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.1	£6.6	22.7%	£27.6	£23.6	£31.2
Large Case Market	5.9	10.1	(41.6)	22.1	31.9	23.8
Subtotal	14.0	16.7	(16.2)	49.7	55.5	55.0
Supplemental	2.6	1.7	52.9	12.8	11.3	7.7
Total Sales	£16.6	£18.4	(9.8)	£62.5	£66.8	£62.7

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	12/31/2016
Sales by Product
Accident, Sickness, and Disability	$127.7	$121.6	5.0%	$355.0	$323.2	$310.6
Life	38.8	39.3	(1.3)	111.9	107.7	94.0
Cancer and Critical Illness	37.9	38.9	(2.6)	94.4	88.8	79.0
Total Sales	$204.4	$199.8	2.3	$561.3	$519.7	$483.6

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$119.0	$112.3	6.0%	$349.0	$313.5	$291.3
Large Case Market	42.9	44.7	(4.0)	95.5	90.9	77.4
Subtotal	161.9	157.0	3.1	444.5	404.4	368.7
Public Sector	42.5	42.8	(0.7)	116.8	115.3	114.9
Total Sales	$204.4	$199.8	2.3	$561.3	$519.7	$483.6

Certain prior year and prior period amounts in the table above were reclassified to conform to current year presentation.

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2018	2017
Assets

Investments
Fixed Maturity Securities	$43,011.7	$45,457.8
Mortgage Loans	2,295.0	2,213.2
Policy Loans	3,729.9	3,571.1
Other Long-term Investments	702.9	646.8
Short-term Investments	968.1	1,155.1
Total Investments	50,707.6	53,044.0

Other Assets
Cash and Bank Deposits	94.0	77.4
Accounts and Premiums Receivable	1,615.5	1,665.7
Reinsurance Recoverable	4,662.4	4,879.2
Accrued Investment Income	690.6	690.1
Deferred Acquisition Costs	2,309.4	2,184.6
Goodwill	350.3	338.6
Property and Equipment	546.9	504.8
Deferred Income Tax	109.9	—
Other Assets	789.0	628.7

Total Assets	$61,875.6	$64,013.1

Unum Group Consolidated Balance Sheets - Continued

	December 31
	2018	2017
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,695.7	$1,605.2
Reserves for Future Policy and Contract Benefits	44,841.9	45,601.6
Unearned Premiums	363.3	373.1
Other Policyholders’ Funds	1,594.8	1,595.0
Income Tax Payable	24.0	2.9
Deferred Income Tax	—	199.0
Short-term Debt	—	199.9
Long-term Debt - Non-recourse	137.1	196.0
Long-term Debt - All Other	2,834.2	2,542.4
Payables for Collateral on Investments	128.1	396.2
Other Liabilities	1,634.7	1,726.9

Total Liabilities	53,253.8	54,438.2

Stockholders’ Equity
Common Stock	30.5	30.5
Additional Paid-in Capital	2,321.7	2,303.3
Accumulated Other Comprehensive Income (Loss)	(814.2)	127.5
Retained Earnings	9,863.1	9,542.2
Treasury Stock	(2,779.3)	(2,428.6)

Total Stockholders’ Equity	8,621.8	9,574.9

Total Liabilities and Stockholders’ Equity	$61,875.6	$64,013.1

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balances at December 31, 2015	$1,136.4	$27.1	$845.0	$2,008.5
Capitalization	314.1	8.2	270.1	592.4
Amortization	(275.2)	(9.7)	(208.1)	(493.0)
Adjustment Related to Unrealized Investment Gains and Losses	1.2	—	(10.7)	(9.5)
Foreign Currency	—	(4.2)	—	(4.2)
Balances at December 31, 2016	1,176.5	21.4	896.3	2,094.2
Capitalization	325.5	7.0	295.5	628.0
Amortization	(293.6)	(9.1)	(224.4)	(527.1)
Adjustment Related to Unrealized Investment Gains and Losses	(3.0)	—	(9.5)	(12.5)
Foreign Currency	—	2.0	—	2.0
Balances at December 31, 2017	1,205.4	21.3	957.9	2,184.6
Capitalization	344.0	8.1	315.9	668.0
Amortization	(315.1)	(8.2)	(242.2)	(565.5)
Adjustment Related to Unrealized Investment Gains and Losses	5.1	—	18.4	23.5
Foreign Currency	—	(1.2)	—	(1.2)
Balances at December 31, 2018	$1,239.4	$20.0	$1,050.0	$2,309.4

6. 2

Unum Group Balance Sheets by Segment - December 31, 2018

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,984.2	$2,353.1	$4,703.2	$15,040.5	$3,017.4	$3,030.8	$28,481.0	$1,137.9	$50,707.6
Deferred Acquisition Costs	100.3	80.0	1,059.1	1,239.4	20.0	1,050.0	—	—	2,309.4
Goodwill	8.9	—	271.1	280.0	42.6	27.7	—	—	350.3
All Other	362.8	260.9	327.3	951.0	346.8	129.4	6,046.6	1,034.5	8,508.3
Total Assets	$8,456.2	$2,694.0	$6,360.7	$17,510.9	$3,426.8	$4,237.9	$34,527.6	$2,172.4	$61,875.6

Liabilities
Reserves and Policyholder Benefits	$6,961.5	$1,713.8	$4,006.5	$12,681.8	$2,630.4	$2,580.4	$30,603.1	$—	$48,495.7
Debt	—	—	—	—	—	—	137.1	2,834.2	2,971.3
All Other	33.1	19.9	215.9	268.9	34.6	63.1	221.8	1,198.4	1,786.8
Total Liabilities	6,994.6	1,733.7	4,222.4	12,950.7	2,665.0	2,643.5	30,962.0	4,032.6	53,253.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,464.5	972.0	2,104.4	4,540.9	743.9	1,561.9	3,615.1	(1,778.2)	8,683.6
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	(2.9)	(11.7)	33.9	19.3	17.9	32.5	(49.5)	(82.0)	(61.8)
Total Allocated Stockholders' Equity	1,461.6	960.3	2,138.3	4,560.2	761.8	1,594.4	3,565.6	(1,860.2)	8,621.8

Total Liabilities and Allocated Stockholders' Equity	$8,456.2	$2,694.0	$6,360.7	$17,510.9	$3,426.8	$4,237.9	$34,527.6	$2,172.4	$61,875.6

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2017

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,630.4	$2,315.2	$4,645.5	$15,591.1	$3,075.6	$2,939.9	$29,027.5	$2,409.9	$53,044.0
Deferred Acquisition Costs	96.7	77.7	1,031.0	1,205.4	21.3	957.9	—	—	2,184.6
Goodwill	—	—	271.1	271.1	39.8	27.7	—	—	338.6
All Other	364.2	174.6	502.7	1,041.5	291.4	258.6	6,023.7	830.7	8,445.9
Total Assets	$9,091.3	$2,567.5	$6,450.3	$18,109.1	$3,428.1	$4,184.1	$35,051.2	$3,240.6	$64,013.1

Liabilities
Reserves and Policyholder Benefits	$7,426.5	$1,742.2	$4,035.6	$13,204.3	$2,627.7	$2,478.3	$30,864.6	$—	$49,174.9
Debt	—	—	—	—	—	—	196.0	2,742.3	2,938.3
All Other	146.1	29.7	366.9	542.7	86.9	207.7	69.2	1,418.5	2,325.0
Total Liabilities	7,572.6	1,771.9	4,402.5	13,747.0	2,714.6	2,686.0	31,129.8	4,160.8	54,438.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,501.1	775.3	1,915.9	4,192.3	643.2	1,389.2	3,406.3	(946.2)	8,684.8
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	17.6	20.3	131.9	169.8	70.3	108.9	515.1	26.0	890.1
Total Allocated Stockholders' Equity	1,518.7	795.6	2,047.8	4,362.1	713.5	1,498.1	3,921.4	(920.2)	9,574.9

Total Liabilities and Allocated Stockholders' Equity	$9,091.3	$2,567.5	$6,450.3	$18,109.1	$3,428.1	$4,184.1	$35,051.2	$3,240.6	$64,013.1

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	% Change
Premium Income
Unum US	$1,435.1	$1,364.5	5.2%	$5,736.4	$5,443.5	5.4%
Unum International	152.3	133.4	14.2	568.8	513.0	10.9
Colonial Life	410.1	382.1	7.3	1,603.8	1,511.4	6.1
Closed Block	265.8	278.4	(4.5)	1,077.1	1,129.2	(4.6)
	2,263.3	2,158.4	4.9	8,986.1	8,597.1	4.5
Net Investment Income
Unum US	187.7	202.1	(7.1)	778.7	811.2	(4.0)
Unum International	31.1	31.9	(2.5)	117.2	120.2	(2.5)
Colonial Life	37.0	37.1	(0.3)	151.2	144.9	4.3
Closed Block	345.8	341.5	1.3	1,377.1	1,354.0	1.7
Corporate	7.0	7.2	(2.8)	29.5	21.4	37.9
	608.6	619.8	(1.8)	2,453.7	2,451.7	0.1
Other Income
Unum US	30.0	27.9	7.5	118.5	113.2	4.7
Unum International	0.4	0.1	N.M.	0.4	0.7	(42.9)
Colonial Life	0.2	0.3	(33.3)	1.2	1.1	9.1
Closed Block	18.6	19.9	(6.5)	75.4	79.8	(5.5)
Corporate	1.1	1.4	(21.4)	2.7	2.9	(6.9)
	50.3	49.6	1.4	198.2	197.7	0.3
Total Adjusted Operating Revenue
Unum US	1,652.8	1,594.5	3.7	6,633.6	6,367.9	4.2
Unum International	183.8	165.4	11.1	686.4	633.9	8.3
Colonial Life	447.3	419.5	6.6	1,756.2	1,657.4	6.0
Closed Block	630.2	639.8	(1.5)	2,529.6	2,563.0	(1.3)
Corporate	8.1	8.6	(5.8)	32.2	24.3	32.5
	$2,922.2	$2,827.8	3.3	$11,638.0	$11,246.5	3.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2018	12/31/2017	% Change	12/31/2018	12/31/2017	% Change
Benefits and Expenses
Unum US	$1,404.1	$1,356.9	3.5%	$5,619.0	$5,385.0	4.3%
Unum International	153.4	135.7	13.0	572.5	522.2	9.6
Colonial Life	361.9	352.8	2.6	1,421.0	1,344.8	5.7
Closed Block	595.4	606.7	(1.9)	3,154.9	2,439.1	29.3
Corporate	56.3	41.8	34.7	203.3	191.7	6.1
	2,571.1	2,493.9	3.1	10,970.7	9,882.8	11.0

Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	248.7	237.6	4.7	1,014.6	982.9	3.2
Unum International	30.4	29.7	2.4	113.9	111.7	2.0
Colonial Life	85.4	66.7	28.0	335.2	312.6	7.2
Closed Block	34.8	33.1	5.1	(625.3)	123.9	N.M.
Corporate	(48.2)	(33.2)	45.2	(171.1)	(167.4)	2.2
	351.1	333.9	5.2	667.3	1,363.7	(51.1)

Income Tax	69.4	74.2	(6.5)	115.4	394.8	(70.8)

Income Before Net Realized Investment Gain (Loss)	281.7	259.7	8.5	551.9	968.9	(43.0)

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(8.8); $4.2; $(11.0); $15.0)	(32.6)	7.2	N.M.	(28.5)	25.3	N.M.

Net Income	$249.1	$266.9	(6.7)	$523.4	$994.2	(47.4)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
Premium Income
Unum US	$1,435.1	$1,446.2	$1,416.3	$1,438.8	$1,364.5	$1,360.9	$1,357.7	$1,360.4	$1,325.2
Unum International	152.3	138.0	138.9	139.6	133.4	131.5	126.8	121.3	121.9
Colonial Life	410.1	400.0	395.4	398.3	382.1	378.7	376.3	374.3	360.4
Closed Block	265.8	267.6	270.4	273.3	278.4	282.5	281.4	286.9	291.7
	2,263.3	2,251.8	2,221.0	2,250.0	2,158.4	2,153.6	2,142.2	2,142.9	2,099.2
Net Investment Income
Unum US	187.7	200.3	196.5	194.2	202.1	201.0	205.6	202.5	206.3
Unum International	31.1	26.4	32.1	27.6	31.9	28.5	33.2	26.6	28.8
Colonial Life	37.0	36.7	40.2	37.3	37.1	36.0	36.7	35.1	35.8
Closed Block	345.8	348.0	345.6	337.7	341.5	337.2	340.0	335.3	343.6
Corporate	7.0	7.8	9.2	5.5	7.2	6.3	5.0	2.9	3.4
	608.6	619.2	623.6	602.3	619.8	609.0	620.5	602.4	617.9
Other Income
Unum US	30.0	30.7	28.8	29.0	27.9	26.5	30.1	28.7	27.7
Unum International	0.4	—	—	—	0.1	0.6	—	—	—
Colonial Life	0.2	0.4	0.3	0.3	0.3	0.3	0.2	0.3	0.2
Closed Block	18.6	18.9	18.9	19.0	19.9	18.9	20.2	20.8	20.7
Corporate	1.1	0.1	0.3	1.2	1.4	0.4	0.7	0.4	2.4
	50.3	50.1	48.3	49.5	49.6	46.7	51.2	50.2	51.0
Total Adjusted Operating Revenue
Unum US	1,652.8	1,677.2	1,641.6	1,662.0	1,594.5	1,588.4	1,593.4	1,591.6	1,559.2
Unum International	183.8	164.4	171.0	167.2	165.4	160.6	160.0	147.9	150.7
Colonial Life	447.3	437.1	435.9	435.9	419.5	415.0	413.2	409.7	396.4
Closed Block	630.2	634.5	634.9	630.0	639.8	638.6	641.6	643.0	656.0
Corporate	8.1	7.9	9.5	6.7	8.6	6.7	5.7	3.3	5.8
	$2,922.2	$2,921.1	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9	$2,795.5	$2,768.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
Benefits and Expenses
Unum US	$1,404.1	$1,406.3	$1,390.5	$1,418.1	$1,356.9	$1,330.0	$1,345.6	$1,352.5	$1,319.1
Unum International	153.4	138.3	143.4	137.4	135.7	134.1	131.1	121.3	120.8
Colonial Life	361.9	352.9	351.3	354.9	352.8	333.3	331.4	327.3	316.5
Closed Block	595.4	1,353.1	605.3	601.1	606.7	612.0	609.0	611.4	621.4
Corporate	56.3	55.0	45.0	47.0	41.8	42.9	43.3	63.7	47.5
	2,571.1	3,305.6	2,535.5	2,558.5	2,493.9	2,452.3	2,460.4	2,476.2	2,425.3

Income (Loss) Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	248.7	270.9	251.1	243.9	237.6	258.4	247.8	239.1	240.1
Unum International	30.4	26.1	27.6	29.8	29.7	26.5	28.9	26.6	29.9
Colonial Life	85.4	84.2	84.6	81.0	66.7	81.7	81.8	82.4	79.9
Closed Block	34.8	(718.6)	29.6	28.9	33.1	26.6	32.6	31.6	34.6
Corporate	(48.2)	(47.1)	(35.5)	(40.3)	(33.2)	(36.2)	(37.6)	(60.4)	(41.7)
	351.1	(384.5)	357.4	343.3	333.9	357.0	353.5	319.3	342.8

Income Tax Expense (Benefit)	69.4	(92.0)	69.8	68.2	74.2	110.9	113.1	96.6	113.1

Income (Loss) Before Net Realized Investment Gain (Loss)	281.7	(292.5)	287.6	275.1	259.7	246.1	240.4	222.7	229.7

Net Realized Investment Gain (Loss)	(41.4)	6.7	(2.6)	(2.2)	11.4	9.8	8.1	11.0	28.4
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	(8.8)	(1.1)	(0.5)	(0.6)	4.2	3.6	3.4	3.8	10.1
Net Income (Loss)	$249.1	$(284.7)	$285.5	$273.5	$266.9	$252.3	$245.1	$229.9	$248.0

Net Income (Loss) Per Common Share - Assuming Dilution	$1.15	$(1.30)	$1.29	$1.23	$1.19	$1.12	$1.07	$1.00	$1.07

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income	$1,435.1	$1,364.5	$5,736.4	$5,443.5	$5,240.9
Net Investment Income	187.7	202.1	778.7	811.2	828.7
Other Income	30.0	27.9	118.5	113.2	113.3
Total	1,652.8	1,594.5	6,633.6	6,367.9	6,182.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	970.6	933.6	3,856.5	3,693.4	3,624.3
Commissions	153.1	148.8	620.6	590.8	580.4
Deferral of Acquisition Costs	(84.9)	(81.5)	(344.0)	(325.5)	(314.1)
Amortization of Deferred Acquisition Costs	73.7	65.3	315.1	293.6	275.2
Other Expenses	291.6	290.7	1,170.8	1,132.7	1,102.9
Total	1,404.1	1,356.9	5,619.0	5,385.0	5,268.7

Income Before Income Tax and Net Realized Investment Gains and Losses	248.7	237.6	1,014.6	982.9	914.2
Unclaimed Death Benefits (UDB) Reserve Increase	—	26.6	—	26.6	—
Adjusted Operating Income	$248.7	$264.2	$1,014.6	$1,009.5	$914.2

Operating Ratios (% of Premium Income):
Benefit Ratio	67.6%	68.4%	67.2%	67.8%	69.2%
Benefit Ratio Excluding UDB Reserve Increase		66.5%		67.4%
Other Expense Ratio	20.3%	21.3%	20.4%	20.8%	21.0%
Income Ratio		17.4%		18.1%
Adjusted Operating Income Ratio	17.3%	19.4%	17.7%	18.5%	17.4%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$443.5	$442.3	$1,766.2	$1,749.6	$1,726.6
Group Short-term Disability	178.6	162.5	706.3	639.8	626.1
Total Premium Income	622.1	604.8	2,472.5	2,389.4	2,352.7
Net Investment Income	102.7	113.2	432.7	460.5	479.5
Other Income	28.1	24.9	109.0	98.3	91.1
Total	752.9	742.9	3,014.2	2,948.2	2,923.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	473.9	461.7	1,880.7	1,828.5	1,863.8
Commissions	45.5	44.8	186.5	181.9	178.2
Deferral of Acquisition Costs	(11.4)	(11.1)	(48.2)	(46.9)	(46.4)
Amortization of Deferred Acquisition Costs	11.1	10.0	44.7	39.9	35.9
Other Expenses	153.1	150.8	612.2	587.0	572.1
Total	672.2	656.2	2,675.9	2,590.4	2,603.6

Adjusted Operating Income	$80.7	$86.7	$338.3	$357.8	$319.7

Operating Ratios (% of Premium Income):
Benefit Ratio	76.2%	76.3%	76.1%	76.5%	79.2%
Other Expense Ratio	24.6%	24.9%	24.8%	24.6%	24.3%
Adjusted Operating Income Ratio	13.0%	14.3%	13.7%	15.0%	13.6%

Persistency:
Group Long-term Disability			90.9%	89.9%	91.0%
Group Short-term Disability			87.2%	86.6%	87.7%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Life	$394.1	$365.8	$1,583.7	$1,467.5	$1,410.0
Accidental Death & Dismemberment	39.4	37.0	156.3	147.5	140.3
Total Premium Income	433.5	402.8	1,740.0	1,615.0	1,550.3
Net Investment Income	26.1	27.2	106.5	109.9	113.4
Other Income	1.3	1.2	4.7	4.8	4.5
Total	460.9	431.2	1,851.2	1,729.7	1,668.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	310.6	305.7	1,237.7	1,169.8	1,112.6
Commissions	34.6	33.3	141.1	131.3	126.8
Deferral of Acquisition Costs	(8.8)	(8.6)	(38.2)	(36.2)	(35.7)
Amortization of Deferred Acquisition Costs	8.9	8.0	35.9	31.9	29.2
Other Expenses	51.3	54.3	214.6	217.4	213.5
Total	396.6	392.7	1,591.1	1,514.2	1,446.4

Income Before Income Tax and Net Realized Investment Gains and Losses	64.3	38.5	260.1	215.5	221.8
UDB Reserve Increase	—	18.5	—	18.5	—
Adjusted Operating Income	$64.3	$57.0	$260.1	$234.0	$221.8

Operating Ratios (% of Premium Income):
Benefit Ratio	71.6%	75.9%	71.1%	72.4%	71.8%
Benefit Ratio Excluding UDB Reserve Increase		71.3%		71.3%
Other Expense Ratio	11.8%	13.5%	12.3%	13.5%	13.8%
Income Ratio		9.6%		13.3%
Adjusted Operating Income Ratio	14.8%	14.2%	14.9%	14.5%	14.3%

Persistency:
Group Life			91.2%	88.0%	90.7%
Accidental Death & Dismemberment			89.9%	87.2%	90.3%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Individual Disability	$106.3	$102.1	$425.4	$420.2	$480.3
Voluntary Benefits	219.7	210.2	895.7	849.4	796.5
Dental and Vision	53.5	44.6	202.8	169.5	61.1
Total Premium Income	379.5	356.9	1,523.9	1,439.1	1,337.9
Net Investment Income	58.9	61.7	239.5	240.8	235.8
Other Income	0.6	1.8	4.8	10.1	17.7
Total	439.0	420.4	1,768.2	1,690.0	1,591.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	186.1	166.2	738.1	695.1	647.9
Commissions	73.0	70.7	293.0	277.6	275.4
Deferral of Acquisition Costs	(64.7)	(61.8)	(257.6)	(242.4)	(232.0)
Amortization of Deferred Acquisition Costs	53.7	47.3	234.5	221.8	210.1
Other Expenses	87.2	85.6	344.0	328.3	317.3
Total	335.3	308.0	1,352.0	1,280.4	1,218.7

Income Before Income Tax and Net Realized Investment Gains and Losses	103.7	112.4	416.2	409.6	372.7
UDB Reserve Increase	—	8.1	—	8.1	—
Adjusted Operating Income	$103.7	$120.5	$416.2	$417.7	$372.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	51.2%	34.4%	50.6%	47.2%	52.9%
Voluntary Benefits	43.6%	48.7%	42.8%	44.6%	44.3%
Voluntary Benefits Excluding UDB Reserve Increase		44.8%		43.6%
Dental and Vision	67.3%	64.6%	68.5%	69.6%	66.6%
Other Expense Ratio	23.0%	24.0%	22.6%	22.8%	23.7%
Income Ratio		31.5%		28.5%
Adjusted Operating Income Ratio	27.3%	33.8%	27.3%	29.0%	27.9%

Persistency:
Individual Disability			90.3%	91.0%	91.1%
Voluntary Benefits			75.9%	77.5%	76.9%
Dental and Vision			84.5%	85.4%	84.6%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$87.1	$88.7	$358.9	$340.3	$355.2
Group Life	27.2	26.2	110.8	103.1	105.7
Supplemental	38.0	18.5	99.1	69.6	68.4
Total Premium Income	152.3	133.4	568.8	513.0	529.3
Net Investment Income	31.1	31.9	117.2	120.2	118.1
Other Income	0.4	0.1	0.4	0.7	0.2
Total	183.8	165.4	686.4	633.9	647.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	110.3	101.0	419.8	381.9	367.4
Commissions	11.0	8.5	39.1	35.5	38.9
Deferral of Acquisition Costs	(2.8)	(1.6)	(8.1)	(7.0)	(8.2)
Amortization of Deferred Acquisition Costs	2.0	2.3	8.2	9.1	9.7
Other Expenses	32.9	25.5	113.5	102.7	111.2
Total	153.4	135.7	572.5	522.2	519.0

Adjusted Operating Income	$30.4	$29.7	$113.9	$111.7	$128.6

Unum Group Financial Results for Unum International Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£67.8	£66.9	£269.0	£264.0	£262.0
Group Life	21.1	19.8	83.0	80.0	78.0
Supplemental	16.0	13.8	61.3	53.9	50.5
Total Premium Income	104.9	100.5	413.3	397.9	390.5
Net Investment Income	22.9	24.1	86.5	93.3	87.3
Other Income	—	—	—	0.5	0.1
Total	127.8	124.6	499.8	491.7	477.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	78.3	76.2	307.4	296.2	270.9
Commissions	6.3	6.5	27.1	27.6	28.9
Deferral of Acquisition Costs	(1.1)	(1.2)	(5.0)	(5.4)	(6.1)
Amortization of Deferred Acquisition Costs	1.5	1.7	6.1	7.0	7.2
Other Expenses	20.6	19.0	80.2	79.7	82.2
Total	105.6	102.2	415.8	405.1	383.1

Adjusted Operating Income	£22.2	£22.4	£84.0	£86.6	£94.8

Weighted Average Pound/Dollar Exchange Rate	1.293	1.326	1.336	1.290	1.357

Operating Ratios (% of Premium Income):
Benefit Ratio	74.6%	75.8%	74.4%	74.4%	69.4%
Other Expense Ratio	19.6%	18.9%	19.4%	20.0%	21.0%
Adjusted Operating Income Ratio	21.2%	22.3%	20.3%	21.8%	24.3%

Persistency:
Group Long-term Disability			87.8%	87.4%	89.5%
Group Life			88.5%	84.1%	81.3%
Supplemental			93.1%	91.0%	89.9%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$237.5	$222.7	$929.3	$884.2	$830.0
Life	84.5	76.6	328.4	300.4	273.8
Cancer and Critical Illness	88.1	82.8	346.1	326.8	313.3
Total Premium Income	410.1	382.1	1,603.8	1,511.4	1,417.1
Net Investment Income	37.0	37.1	151.2	144.9	141.5
Other Income	0.2	0.3	1.2	1.1	1.2
Total	447.3	419.5	1,756.2	1,657.4	1,559.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	211.5	209.4	824.9	788.6	726.4
Commissions	90.9	87.7	364.6	344.5	313.6
Deferral of Acquisition Costs	(78.5)	(74.8)	(315.9)	(295.5)	(270.1)
Amortization of Deferred Acquisition Costs	61.2	56.0	242.2	224.4	208.1
Other Expenses	76.8	74.5	305.2	282.8	267.6
Total	361.9	352.8	1,421.0	1,344.8	1,245.6

Income Before Income Tax and Net Realized Investment Gains and Losses	85.4	66.7	335.2	312.6	314.2
UDB Reserve Increase	—	12.4	—	12.4	—
Adjusted Operating Income	$85.4	$79.1	$335.2	$325.0	$314.2

Operating Ratios (% of Premium Income):
Benefit Ratio	51.6%	54.8%	51.4%	52.2%	51.3%
Benefit Ratio Excluding UDB Reserve Increase		51.6%		51.4%
Other Expense Ratio	18.7%	19.5%	19.0%	18.7%	18.9%
Income Ratio		17.5%		20.7%
Adjusted Operating Income Ratio	20.8%	20.7%	20.9%	21.5%	22.2%

Persistency:
Accident, Sickness, and Disability			74.2%	75.1%	75.6%
Life			83.6%	84.4%	85.0%
Cancer and Critical Illness			82.4%	82.7%	82.9%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Individual Disability	$101.8	$114.1	$420.8	$471.8	$521.9
Long-term Care	162.5	162.3	648.3	648.7	643.9
All Other	1.5	2.0	8.0	8.7	4.6
Total Premium Income	265.8	278.4	1,077.1	1,129.2	1,170.4
Net Investment Income	345.8	341.5	1,377.1	1,354.0	1,352.2
Other Income	18.6	19.9	75.4	79.8	86.0
Total	630.2	639.8	2,529.6	2,563.0	2,608.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	537.1	545.1	2,919.2	2,191.8	2,223.7
Commissions	20.8	21.9	84.1	90.0	93.8
Interest and Debt Expense	1.7	1.6	6.9	6.7	6.9
Other Expenses	35.8	38.1	144.7	150.6	154.7
Total	595.4	606.7	3,154.9	2,439.1	2,479.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	34.8	33.1	(625.3)	123.9	129.5
Long-term Care Reserve Increase	—	—	750.8	—	—
Adjusted Operating Income	$34.8	$33.1	$125.5	$123.9	$129.5

Interest Adjusted Loss Ratios:
Individual Disability	81.2%	81.2%	80.4%	82.4%	83.6%
Long-term Care	83.2%	93.1%	(206.8)%	91.1%	91.1%
Long-term Care Excluding Reserve Increase			91.0%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.5%	13.7%	13.4%	13.3%	13.2%
Income (Loss) Ratio			(58.1)%
Adjusted Operating Income Ratio	13.1%	11.9%	11.7%	11.0%	11.1%

Persistency:
Individual Disability			88.3%	89.6%	90.9%
Long-term Care			95.8%	95.9%	94.8%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2016
Adjusted Operating Revenue
Net Investment Income	$7.0	$7.2	$29.5	$21.4	$18.5
Other Income	1.1	1.4	2.7	2.9	4.9
Total	8.1	8.6	32.2	24.3	23.4

Interest and Other Expenses	56.3	41.8	203.3	191.7	186.4

Loss Before Income Tax and Net Realized Investment Gains and Losses	(48.2)	(33.2)	(171.1)	(167.4)	(163.0)
Loss from Guaranty Fund Assessment	—	—	—	20.6	—
Adjusted Operating Loss	$(48.2)	$(33.2)	$(171.1)	$(146.8)	$(163.0)

Unum Group Reserves

	December 31, 2018
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,900.0	$670.8	28.4%	$6,570.8	$71.0	$6,499.8
Group Life and Accidental Death & Dismemberment	52.9	0.3	750.7	217.8	4.2	1,021.4	7.1	1,014.3
Individual Disability	518.4	2.6	1,357.8	137.1	6.4	2,013.3	217.1	1,796.2
Voluntary Benefits	1,643.9	8.1	49.0	58.1	0.5	1,751.0	27.1	1,723.9
Dental and Vision	—	—	0.1	14.5	0.2	14.6	0.2	14.4
Unum US Segment	2,215.2	11.0	8,057.6	1,098.3	39.7	11,371.1	322.5	11,048.6

Unum International Segment	175.7	0.9	1,838.4	115.0	8.4	2,129.1	84.6	2,044.5

Colonial Life Segment	2,112.5	10.5	292.6	131.4	1.8	2,536.5	8.0	2,528.5

Individual Disability	332.2	1.6	9,085.0	199.6	40.1	9,616.8	1,646.6	7,970.2
Long-term Care	9,463.2	46.9	1,787.6	235.7	8.7	11,486.5	39.9	11,446.6
Other	5,869.5	29.1	187.6	120.2	1.3	6,177.3	5,119.8	1,057.5
Closed Block Segment	15,664.9	77.6	11,060.2	555.5	50.1	27,280.6	6,806.3	20,474.3

Subtotal	$20,168.3	100.0%	$21,248.8	$1,900.2	100.0%	43,317.3	7,221.4	36,095.9

Adjustment Related to Unrealized Investment Gains and Losses						3,220.3	261.4	2,958.9

Consolidated						$46,537.6	$7,482.8	$39,054.8

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in credit spreads and U.S. Treasury rates.

Unum Group Reserves

	December 31, 2017
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,047.0	$624.2	28.7%	$6,671.2	$73.8	$6,597.4
Group Life and Accidental Death & Dismemberment	54.9	0.3	735.5	208.0	4.1	998.4	5.2	993.2
Individual Disability	533.4	2.8	1,318.0	137.6	6.3	1,989.0	207.5	1,781.5
Voluntary Benefits	1,566.7	8.3	46.7	61.0	0.5	1,674.4	27.3	1,647.1
Dental and Vision	—	—	0.7	11.3	0.1	12.0	0.3	11.7
Unum US Segment	2,155.0	11.4	8,147.9	1,042.1	39.7	11,345.0	314.1	11,030.9

Unum International Segment	18.1	0.1	1,918.3	108.3	8.7	2,044.7	87.0	1,957.7

Colonial Life Segment	1,989.4	10.5	288.3	137.2	1.8	2,414.9	8.5	2,406.4

Individual Disability	418.5	2.2	9,407.4	219.1	41.5	10,045.0	1,619.8	8,425.2
Long-term Care	8,414.3	44.5	1,494.8	150.9	7.1	10,060.0	40.3	10,019.7
Other	5,894.8	31.3	187.3	120.4	1.2	6,202.5	5,090.6	1,111.9
Closed Block Segment	14,727.6	78.0	11,089.5	490.4	49.8	26,307.5	6,750.7	19,556.8

Subtotal	$18,890.1	100.0%	$21,444.0	$1,778.0	100.0%	42,112.1	7,160.3	34,951.8

Adjustment Related to Unrealized Investment Gains and Losses						5,094.7	375.8	4,718.9

Consolidated						$47,206.8	$7,536.1	$39,670.7

14. 1

Unum Group Investments

	12/31/2018			12/31/2018	12/31/2017
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$27,818.7	64.7%	Earned Book Yield	5.15%	5.23%
Asset-Backed Securities	60.8	0.1	Average Duration (in years)	7.64	7.70
Residential Mortgage-Backed Securities (1)	1,439.7	3.4
Commercial Mortgage-Backed Securities	82.2	0.2
Private Placements	5,319.5	12.4
High Yield	3,028.6	7.0
Government Securities	2,798.1	6.5
Municipal Securities (2)	2,424.2	5.6
Redeemable Preferred Stocks	39.9	0.1
Total	$43,011.7	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.3%	8.2%	Total Non-Current Investments	$36.0	$32.9
Aa	7.4	8.1	Total Schedule BA Assets	$575.3	$535.4
A	26.1	27.4
Baa	50.2	49.2
Below Baa	8.0	7.1
Total	100.0%	100.0%

(1) Includes $8.5 million of high yield mortgage-backed securities.
(2) Includes $1.5 million of high yield municipal securities.

Unum Group Investments at December 31, 2018

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,839.3	$67.7	$1,288.3	$80.2	$1,551.0	$147.9
Capital Goods	4,139.6	233.8	1,266.8	74.6	2,872.8	308.4
Communications	2,819.6	202.6	904.4	58.0	1,915.2	260.6
Consumer Cyclical	1,366.1	50.6	592.1	28.6	774.0	79.2
Consumer Non-Cyclical	6,449.6	241.2	2,741.6	205.5	3,708.0	446.7
Energy	4,498.4	270.3	1,373.0	103.4	3,125.4	373.7
Financial Institutions	3,076.4	117.2	1,234.5	48.6	1,841.9	165.8
Mortgage/Asset-Backed	1,582.7	58.9	283.1	8.3	1,299.6	67.2
Sovereigns	983.7	157.9	70.4	4.8	913.3	162.7
Technology	1,554.6	(2.8)	870.0	35.8	684.6	33.0
Transportation	2,050.3	137.5	693.2	29.9	1,357.1	167.4
U.S. Government Agencies and Municipalities	4,238.6	415.0	529.5	15.3	3,709.1	430.3
Public Utilities	7,412.8	786.6	1,065.8	63.4	6,347.0	850.0
Total	$43,011.7	$2,736.5	$12,912.7	$756.4	$30,099.0	$3,492.9

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$2,058.4	$53.7		$1,062.3	$39.7
91 through 180 days	1,195.2	36.0		216.6	19.0
181 through 270 days	1,865.6	90.2		149.9	11.1
271 days to 1 year	3,358.8	200.0		484.2	52.8
Greater than 1 year	2,023.8	149.6		497.9	104.3
Total	$10,501.8	$529.5		$2,410.9	$226.9

15. 1

Appendix to Statistical Supplement

2018 Significant Items

•
In October 2018, we acquired 100 percent of the shares and voting interests in Unum Poland, a financial protection benefits provider in Poland. This acquisition will expand our European presence, which we believe to be an attractive market for financial protection benefits. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2018.

•	Third quarter of 2018 reserve increase of $750.8 million before tax and $593.1 million after tax related to long-term care.

•
In January 2016, the Financial Accounting Standards Board (FASB) issued an update that changed the accounting and disclosure requirements for certain financial instruments. These changes include a requirement to measure equity investments, other than those that result in consolidation or are accounted for under the equity method, at fair value through net income unless the investment qualifies for certain practicability exceptions. In addition, the update clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. We adopted this update effective January 1, 2018 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2018 which resulted in a decrease to accumulated other comprehensive income (AOCI) of $17.5 million, an increase to retained earnings of $14.5 million, a decrease to other long-term investments of $3.8 million, and a decrease to deferred income tax liability of $0.8 million.

2017 Significant Items

•
Fourth quarter of 2017 unclaimed death benefit reserve increase of $18.5 million for Unum US group life, $8.1 million for Unum US voluntary life, and $12.4 million for Colonial Life voluntary life, for a total reserve increase of $39.0 million before tax and $25.4 million after tax.

•
Fourth quarter of 2017 net tax benefit of $31.5 million resulting from H.R.1, An Act to Provide Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018, more commonly known as the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017. This is comprised of a tax benefit of $97.9 million related to the revaluation of our net deferred tax liabilities associated with our U.S. operations to the newly enacted U.S. corporate tax rate and a tax expense of $66.4 million resulting from the tax on undistributed and previously untaxed foreign earnings and profits.

•
Fourth quarter of 2017 results for the Unum US individual disability product line reflects a reserve release of $19.5 million before tax and $12.7 million after tax, resulting from our annual review of reserve adequacy which reflects the recognition of updated morbidity assumptions in our disabled life reserves.

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

2016 Significant Item

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a total cash purchase price of $140.3 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. Starmount's dental and vision products and new dental and vision products marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products were introduced in 2018 and are reported in our accident, sickness and disability product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2016.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated adjusted operating revenue, which excludes realized investment gains or losses;

•	After-tax adjusted operating income or loss, which excludes realized investment gains or losses, and certain other items, as applicable;

•	Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC;

•	Book value per common share, which is calculated excluding AOCI; and

•	Benefit ratio for our Unum US individual disability product, adjusted for the reserve release in the fourth quarter of 2017.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2018				2017				2016
Total Revenue	$2,880.8	$2,927.8	$2,890.3	$2,899.6	$2,839.2	$2,819.1	$2,822.0	$2,806.5	$2,796.5
Excluding:
Net Realized Investment Gain (Loss)	(41.4)	6.7	(2.6)	(2.2)	11.4	9.8	8.1	11.0	28.4
Adjusted Operating Revenue	$2,922.2	$2,921.1	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9	$2,795.5	$2,768.1

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Adjusted Operating Return on Equity

Year Ended December 31, 2018
Unum US	$803.4	$4,368.2	18.4%
Unum International	93.1	694.4	13.4%
Colonial Life	265.1	1,475.6	18.0%
Core Operating Segments	1,161.6	6,538.2	17.8%
Closed Block	117.0	3,512.5
Corporate	(133.6)	(1,359.1)
Total	$1,145.0	$8,691.6	13.2%

Year Ended December 31, 2017
Unum US	$656.2	$4,130.2	15.9%
Unum International	92.1	607.3	15.2%
Colonial Life	211.2	1,308.1	16.2%
Core Operating Segments	959.5	6,045.6	15.9%
Closed Block	86.4	3,290.1
Corporate	(69.7)	(893.3)
Total	$976.2	$8,442.4	11.6%

Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum International	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(88.4)	(691.0)
Total	$915.6	$8,140.8	11.2%

(1) Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.4. Due to the implementation of a Financial Accounting Standards Board update for which the beginning balance of 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2018 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2018. As a result, average equity for the year ended December 31, 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2017.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2018
Unum US	$197.3	$4,424.7	17.8%
Unum International	25.5	683.8	14.9%
Colonial Life	67.6	1,530.4	17.7%
Core Operating Segments	290.4	6,638.9	17.5%
Closed Block	28.1	3,371.8
Corporate	(36.8)	(1,364.3)
Total	$281.7	$8,646.4	13.0%

Three Months Ended December 31, 2017
Unum US	$170.8	$4,076.6	16.8%
Unum International	24.6	636.9	15.5%
Colonial Life	50.9	1,322.8	15.4%
Core Operating Segments	246.3	6,036.3	16.3%
Closed Block	23.4	3,352.5
Corporate	(16.1)	(746.1)
Total	$253.6	$8,642.7	11.7%

(1)Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2018	9/30/2018	12/31/2017	9/30/2017	12/31/2016	12/31/2015
Total Stockholders' Equity	$8,621.8	$8,518.2	$9,574.9	$9,448.6	$8,968.0	$8,663.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(312.4)	(340.7)	607.8	557.4	440.6	204.3
Net Gain on Hedges	250.6	250.0	282.3	290.7	327.5	378.0
Total Adjusted Stockholders' Equity	$8,683.6	$8,608.9	$8,684.8	$8,600.5	$8,199.9	$8,081.6

	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	12/31/2018		12/31/2017		12/31/2016
Average Adjusted Stockholders' Equity	$8,691.6	$8,646.4	$8,442.4	$8,642.7	$8,140.8

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

			Three Months Ended December 31
			2018		2017
			(in millions)	per share*	(in millions)	per share*
Net Income			$249.1	$1.15	$266.9	$1.19
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(8.8); $4.2)			(32.6)	(0.15)	7.2	0.03
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $-; $13.6)			—	—	(25.4)	(0.11)
Net Tax Benefit from Impacts of TCJA			—	—	31.5	0.14
After-tax Adjusted Operating Income			$281.7	$1.30	$253.6	$1.13

	Year Ended December 31
	2018		2017		2016
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$523.4	$2.38	$994.2	$4.37	$931.4	$3.95
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(11.0); $15.0; $8.4)	(28.5)	(0.12)	25.3	0.11	15.8	0.07
Loss from Guaranty Fund Assessment (net of tax benefit of $-; $7.2; $-)	—	—	(13.4)	(0.06)	—	—
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $-; $13.6; $-)	—	—	(25.4)	(0.11)	—	—
Net Tax Benefit from Impacts of TCJA	—	—	31.5	0.14	—	—
Long-term Care Reserve Increase (net of tax benefit of $157.7; $-; $-)	(593.1)	(2.70)	—	—	—	—
After-tax Adjusted Operating Income	1,145.0	5.20	976.2	4.29	915.6	3.88
Excluding:
Unum US Individual Disability Reserve Release (net of tax expense of $-; $6.8; $-)	—	—	12.7	0.05	—	—
After-tax Adjusted Operating Income, Excluding Unum US Individual Disability Reserve Release	$1,145.0	$5.20	$963.5	$4.24	$915.6	$3.88

*Assuming Dilution.

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2018	2017	2016
Debt	$2,971.3	$2,938.3	$2,999.4
Excluding:
Non-recourse Debt	137.1	196.0	255.0
Adjusted Debt	$2,834.2	$2,742.3	$2,744.4

Total Stockholders' Equity	$8,621.8	$9,574.9	$8,968.0
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	(61.8)	890.1	768.1
Northwind Capital	953.1	912.2	862.6
Equity, As Adjusted	7,730.5	7,772.6	7,337.3
Debt, As Adjusted	2,834.2	2,742.3	2,744.4
Total Adjusted Capital	$10,564.7	$10,514.9	$10,081.7

Leverage Ratio	26.8%	26.1%	27.2%

	Unum US
	Individual Disability
		Benefit Ratio
Three Months Ended December 31, 2017
Premium Income	$102.1
Benefits and Change in Reserves for Future Benefits	35.1	34.4%
Reserve Release	19.5
Benefits and Change in Reserves for Future Benefits, Excluding Reserve Release	54.6	53.5%

16. 6